UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                         Pursuant to Section 13 or 15(d)

                                     of the

                         Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported):  October 24, 2003

                            SCOTTISH RE GROUP LIMITED
             (Exact Name of Registrant as Specified in its Charter)

                                 Cayman Islands
                 (State or Other Jurisdiction of Incorporation)

             0-29788                                          N/A
     (Commission File Number)                          (I.R.S. Employer
                                                     Identification Number)

                                 (441) 295-4451
              (Registrant's Telephone Number, Including Area Code)

              P.O. Box HM 2939
Crown House, Third Floor, 4 Par-la-Ville Road                N/A
           Hamilton HM08, Bermuda                         (Zip Code)
   (Address of Principal Executive Offices)

                     Scottish Annuity & Life Holdings, Ltd.
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events and Required FD Disclosure.

On October 24, 2003, Scottish Re Group Limited (the "Company") issued a press release announcing that it had entered into a Stock Purchase Agreement among the Company, Scottish Holdings, Inc. and Employers Reinsurance Corporation, pursuant to which Scottish Holdings, Inc., a wholly owned subsidiary of the Company, agreed to acquire 95% of the outstanding capital stock of ERC Life Reinsurance Corporation. A copy of the press release is attached hereto as Exhibit 99.1.


Item 7.  Financial Statements and Exhibits

     (c)  Exhibits

     99.1 Press Release of Scottish Re Group Limited dated October 24, 2003.

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   SCOTTISH ANNUITY & LIFE HOLDINGS, LTD.


                                   By: /s/ Paul Goldean
                                       ----------------------------------------
                                       Paul Goldean
                                       Senior Vice President and General Counsel



Dated:  October 27, 2003

                                INDEX TO EXHIBITS

Number       Description
------       -----------

 99.1        Press Release of Scottish Re Group Limited dated October 24, 2003.